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                                                                 EXHIBIT 10.42


                               FIRST AMENDMENT TO
                                 LINE OF CREDIT
                         CREDIT AND SECURITY AGREEMENT


     THIS FIRST AMENDMENT TO LINE OF CREDIT CREDIT AND SECURITY AGREEMENT (this "Amendment") is made and entered into effective as of August 11, 1998 between CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership (the "Lender"), and CRESCENT OPERATING, INC., a Delaware corporation (the "Borrower").


                                R E C I T A L S:


     A. The parties executed that certain Line of Credit Credit and Security Agreement dated as of May 21, 1997 (the "Original Agreement"). All capitalized items not otherwise defined in this Amendment will have the same meaning as described in the Original Agreement.

     B. The parties desire to amend the Original Agreement to increase the maximum aggregate principal amount of the Loan to $30,400,000 and to modify certain of the terms and provisions thereof.

     C. The Lender is willing to modify the Loan for such purpose on the terms and conditions set forth herein.

     In consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Section 1.1. The definitions of "Note" and "Term Loan Credit and Security Agreement" in Section 1.1 of the Original Agreement are hereby amended in their entirety to read as follows:

          "Note" means the amended and restated promissory note of the Borrower payable to the order of the Lender under the terms of this Agreement, as the same may be modified, supplemented, or amended from time to time, and any note or notes issued in substitution or replacement therefor or in addition thereto, substantially in the form of Exhibit B hereto, in the maximum principal amount from time to time outstanding of up to Thirty Million Four Hundred Thousand Dollars ($30,400,000), evidencing the obligation of the Borrower to repay the Loan, as modified, supplemented or amended from time to time.

          "Term Loan Credit and Security Agreement" means the Amended and Restated Credit and Security Agreement dated as of May 21, 1997 between the Borrower and the Lender, as amended by the First Amendment to Amended and Restated Credit and Security Agreement dated as of August 11, 1998, as such agreement may be further amended, supplemented or otherwise modified from time to time.






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         2. Section 2.1. Section 2.1(a) of the Original Agreement is hereby amended by deleting the phrase "Twenty Million Four Hundred Thousand Dollars ($20,400,000)" and inserting the phrase "Thirty Million Four Hundred Thousand Dollars ($30,400,000)" in lieu thereof.

         3. Exhibit B. Exhibit B of the Original Agreement is hereby amended and restated in its entirety by Exhibit B attached to this Amendment.

         4. Remainder of Original Agreement. Except as amended hereby, the Original Agreement shall continue in full force and effect in the form that was effective immediately before the execution of this Amendment.

         5. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same document.

         6. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

         7. Governing Law and Severability. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas. Whenever possible, each provision hereof shall be interpreted to such manner as to be effective and valid under applicable law.

         IN WITNESS WHEREOF, the parties below have executed this Amendment effective as of the date first written above.

                                      CRESCENT OPERATING, INC.


                                      By:
                                         -------------------------------------
                                         Name: Jeffrey L. Stevens
                                         Title: Chief Financial Officer


                                      CRESCENT REAL ESTATE EQUITIES
                                      LIMITED PARTNERSHIP


                                      By: Crescent Real Estate Equities, Ltd.,
                                          its general partner


                                          By:
                                             ---------------------------------
                                              Name: Bruce A. Picker
                                              Title: Vice President, Treasurer